UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 19345

Date of Report (Date of earliest event reported): August 6, 2021

Camber Energy, Inc.
(Exact name of registrant as specified in its charter)

Nevada	001-32508	20-2660243
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

15915 Katy Freeway Suite 450, Houston, Texas	77094
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (281) 404-4387

Not applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol (s)	Name of each exchange on which registered
Common Stock, par value $.001 per share	CEI	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

Camber Energy, Inc. (the “Company”) is filing this Current Report on Form 8-K/A (“Amendment No. 1”) to amend its Current Report on Form 8-K filed with the Securities and Exchange Commission on August 9, 2021 (the “Initial Report”), which described the acquisition by the Company’s majority-owned subsidiary, Viking Energy Group, Inc. (“Viking”), of 2,436 Class A Common Shares of Simson-Maxwell Ltd. (“Simson-Maxwell”), representing approximately 60.5% of the total issued and outstanding shares of Simson-Maxwell.

The information previously reported in the Initial Report is hereby incorporated by reference into this Amendment No. 1. This Amendment No. 1 on Form 8-K/A is being filed to amend Item 9.01(a) and (b) as provided herein.

In the Initial Report, the Company indicated that it would file any financial statements required by Item 9.01 no later than 71 calendar days after the date on which the Initial Report was required to be filed. The Company has now determined that the Simson-Maxwell acquisition was not deemed to involve a significant amount of assets (and the acquisition was not a “significant” transaction as defined in Regulation S-X), given, among other things, the value of the Company’s other assets at the time of the transaction. Accordingly, the Company hereby amends the Initial Report to eliminate references in Item 9.01(a) and (b) to the subsequent filing of historical financial statements and pro forma financial information relating to the partial acquisition of Simson-Maxwell.

Except as described above, all of the other information in the Initial Report remains unchanged.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The Company has determined that the historical financial statements of Simson-Maxwell are not required to be filed as the partial acquisition of Simson-Maxwell was not deemed to involve a significant amount of assets.

(b) Pro Forma Financial Information.

The Company has determined that pro forma financial information regarding the partial acquisition of Simson-Maxwell is not required to be filed as the partial acquisition of Simson-Maxwell was not deemed to involve a significant amount of assets.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 19, 2021	Camber Energy, Inc.

	By:	/s/ James Doris
	Name:	James Doris
	Title:	President & CEO

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